EXHIBIT 99.2

International Bancshares Corporation and Subsidiaries
Unaudited Pro Forma Combined Consolidated Financial Statements

     The following Unaudited Pro Forma Combined Consolidated Financial Statements have been prepared under the purchase method and are based on the historical consolidated financial statements of International Bancshares Corporation and subsidiaries (IBC) and the historical consolidated financial statements of Local Financial Corporation and subsidiaries (Local), which have been adjusted to reflect the historical cost of Local’s assets and liabilities at their fair value and to give effect to the IBC stock dividend declared on April 1, 2004. In addition, pro forma adjustments have been included to give effect to events that are directly attributable to the transaction and expected to have a continuing impact on IBC. Pro forma adjustments for the Unaudited Pro Forma Combined Consolidated Statements of Income include amortization of core deposit intangible and other adjustments based on the allocated purchase price of net assets acquired.

     The following Unaudited Pro Forma Combined Consolidated Statement of Condition combines the historical Consolidated Statement of Condition of IBC and the historical Consolidated Statement of Financial Condition of Local giving effect to the consummation of the merger on March 31, 2004, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Statements.

     The following Unaudited Pro Forma Combined Consolidated Statement of Income for the three months ended March 31, 2004, and the year ended December 31, 2003 combine the historical consolidated statements of income of IBC and the historical consolidated statements of income of Local giving effect to the merger as if the merger had become effective at January 1, 2003, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Consolidated Financial Statements.

     Although pro forma financial information is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States of America, IBC believes that pro forma financial information is important because it gives effect to the merger as if the merger had become effective at the beginning of the periods presented. The manner in which IBC calculates pro forma financial information may differ from similarly titled measures reported by other companies.

     The Unaudited Pro Forma Combined Consolidated Financial Statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the periods indicated or which may be obtained in the future. The unaudited pro forma combined consolidated financial statements and accompanying notes should be read in conjunction with and are qualified in their entirety by reference to the historical consolidated financial statements and related notes thereto of IBC and Local.

     The Unaudited Pro Forma Combined Consolidated Financial Statements included herein do not include the effects of any potential cost savings that management believes will result from operating the Local banking business as branches and combining certain operating functions. They also do not necessarily reflect what the historical results of IBC would have been had the companies been combined during these periods.

INTERNATIONAL BANCSHARES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF CONDITION
March 31, 2004

	Historical		Pro Forma		Pro Forma
	IBC	Local	Adjustments		Balance
	(Dollars in Thousands)
Cash and due from banks	$134,918	$49,716	$—		$184,634
Federal funds sold	240,500	—	—		240,500

Total cash and cash equivalents	375,418	49,716	—		425,134
Time deposits with banks	100	47,200	—		47,300
Investment securities:
Held to maturity	2,160	264,526	(11,230	)(1)	255,456
Available for sale	2,886,049	118,923	(926	)(1)	3,004,046

Total investment securities	2,888,209	383,449	(12,156)		3,259,502
Loans:
Commercial, financial and agricultural	1,426,933	1,233,313	4,845	(1)	2,665,091
Real estate — residential mortgage	510,523	854,767	—		1,365,290
Real estate — construction	487,120	71,896	—		559,016
Consumer	143,113	73,229	—		216,342
Foreign	227,316	—	—		227,316

Total loans	2,795,005	2,233,205	4,845		5,033,055
Less unearned discounts	(1,148)	(1,163)	—		(2,311)
Loans, net of unearned discounts	2,793,857	2,232,042	4,845		5,030,744
Less allowance for possible loan losses	(49,846)	(31,980)	—		(81,826)

Net loans	2,744,011	2,200,062	4,845		4,948,918
Bank premises and equipment, net	224,378	43,636	10,000	(1)
			(2,727	)(1)	275,287
Accrued interest receivable	27,461	10,347	—		37,808
Other investments	203,146	40,126	—		243,272
Goodwill	67,442	18,132	22,449	(2)
			6,802	(3)
			20,975	(1)
			141,119	(4)	276,919
Identified intangible asset	5,646	1,171	42,188	(4)	49,005
Other assets	51,761	64,809	12,087	(2)
			540	(3)
			17,012	(1)	146,209

Total Assets	$6,587,572	$2,858,648	$263,134		$9,709,354

Liabilities:
Deposits
Demand noninterest bearing	$834,827	$212,386	$—		$1,047,213
Savings and interest bearing demand	1,387,065	802,338	—		2,189,403
Time	2,266,349	907,069	8,991	(1)	3,182,409

Total deposits	4,488,241	1,921,793	8,991		6,419,025
Federal funds purchased and securities sold under repurchase agreements	503,936	53,646	19,666	(2)
			276,562	(4)	853,810
Other borrowed funds	750,208	621,314	24,363	(1)	1,395,885
Junior subordinated deferrable interest debentures	172,510	62,115	—		234,625
Other liabilities	62,080	15,941	14,871	(2)
			7,342	(3)
			5,196	(1)	105,430

Total Liabilities	5,976,975	2,674,809	356,991		9,008,775

Shareholders’ equity:
Common stock	52,876	211	1,904	(4)	54,991
Surplus	39,133	211,096	(123,229	)(4)	127,000
Retained earnings	666,125	186,741	(186,741	)(4)	666,125
Accumulated other comprehensive income	18,411	602	(602	)(1)	18,411
Less cost of shares in treasury	(165,948)	(214,811)	214,811	(4)	(165,948)

Total shareholders’ equity	610,597	183,839	(93,857)		700,579

Total liabilities and shareholders’ equity	$6,587,572	$2,858,648	$263,134		$9,709,354

The accompanying Notes to the Unaudited Pro Forma Combined Consolidated Statement of Condition are an
integral part of the pro forma financial statements.

INTERNATIONAL BANCSHARES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2003

	Historical		Pro Forma		Pro Forma
	IBC	Local	Adjustments		Balance
	(Dollars in Thousands, Except Per Share Amounts)
Interest income:
Loans, including fees	$176,800	$131,610	$(969	)(1)	$307,441
Time deposits with banks	9	—	—		9
Federal funds sold	594	—	—		594
Investment securities	140,278	17,292	(17,292	)(2)	140,278
Other interest income	370	1,902	—		2,272

Total interest income	318,051	150,804	(18,261)		450,594
Interest expense:
Savings Deposits	10,168	7,097	—		17,265
Time Deposits	41,013	25,843	(4,496	)(1)	62,360
Federal funds purchased and securities sold under repurchase agreements	18,770	356	3,041	(3)	22,167
Other borrowings and junior subordinated deferrable interest debentures	24,774	33,011	(24,098	)(2)	33,687

Total interest expense	94,725	66,307	(25,553)		135,479
Net interest income	223,326	84,497	7,292		315,115
Provision for possible loan losses	(8,291)	(6,600)	—		(14,891)

Net interest income after provision for possible loan losses	215,035	77,897	7,292		300,224
Noninterest income:
Service charges on deposit accounts	60,022	21,815	—		81,837
Other service charges, commissions and fees	25,905	3,983	—		29,888
Investment securities, net	23,390	319	—		23,709
Other investments, net	8,606	—	—		8,606
Other income	9,350	7,657	—		17,007

Total noninterest income	127,273	33,774	—		161,047
Noninterest expenses:
Compensation and benefits	72,860	44,137	—		116,997
Expenses of premises and fixed assets	30,155	5,091	(631	)(4)	34,615
Professional Fees	7,545	1,600	—		9,145
Stationary and supplies	3,855	1,065	—		4,920
Amortization of identified intangible asset	1,276	320	(320	)(5)	6,170
			4,894	(6)
Advertising	7,011	685	—		7,696
Other noninterest expenses	37,052	19,649	—		56,701

Total noninterest expenses	159,754	72,547	3,943		236,244
Income before income taxes	182,554	39,124	3,349		225,027
Provision for income taxes	60,426	11,029	1,172	(7)	72,627

Net income	$122,128	$28,095	$2,177		$152,400

Basic earnings per common share:
Weighted average number of shares outstanding	48,362,449		2,114,558		50,477,007
Net income	$2.53		—		$3.02

Fully diluted earnings per common share:
Weighted average number of shares outstanding	49,336,609		2,114,558		51,451,167
Net income	$2.47		—		$2.96

The accompanying Notes to the Unaudited Pro Forma Combined Consolidated Statement of Income are an integral part of the pro forma financial statements.

INTERNATIONAL BANCSHARES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2004

	Historical		Pro Forma		Pro Forma
	IBC	Local	Adjustments		Balance
	(Dollars in Thousands, Except Per Share Amounts)
Interest income:
Loans, including fees	$43,426	$31,643	$(242	)(1)	$74,827
Time deposits with banks	6	108	—		114
Federal funds sold	469	—	—		469
Investment securities	26,907	3,625	(3,625	)(2)	26,907
Other interest income	162	508	—		670

Total interest income	70,970	35,884	(3,867)		102,987
Interest expense:
Savings Deposits	2,217	1,710	—		3,927
Time Deposits	9,051	5,360	(1,124	)(1)	13,287
Federal funds purchased and securities sold under repurchase agreements	4,757	104	864	(3)	5,725
Other borrowings and junior subordinated deferrable interest debentures	4,694	6,947	(5,506	)(2)	6,135

Total interest expense	20,719	14,121	(5,766)		29,074
Net interest income	50,251	21,763	1,899		73,913
Provision for possible loan losses	(1,342)	(2,000)	—		(3,342)

Net interest income after provision for possible loan losses	48,909	19,763	1,899		70,571
Noninterest income:
Service charges on deposit accounts	14,409	5,644	—		20,053
Other service charges, commissions and fees	4,739	1,141	—		5,880
Investment securities, net	4,772	—	—		4,772
Other investments, net	2,512	—	—		2,512
Other income	1,881	1,641	—		3,522

Total noninterest income	28,313	8,426	—		36,739
Noninterest expenses:
Compensation and benefits	16,441	7,924	—		24,365
Expenses of premises and fixed assets	7,324	3,012	(158	)(4)	10,178
Professional fees	1,574	1,531	—		3,105
Stationary and supplies	979	242	—		1,221
Amortization of identified intangible asset	246	71	(71	)(5)
			1,099	(6)	1,345
Advertising	1,856	105	—		1,961
Other noninterest expenses	9,268	4,630	—		13,898

Total noninterest expenses	37,688	17,515	870		56,073
Income before income taxes	39,534	10,674	1,029		51,237
Provision for income taxes	13,015	3,523	360	(7)	16,898

Net income	$26,519	$7,151	$669		$34,339

Basic earnings per common share:
Weighted average number of shares outstanding	48,433,898		2,114,558		50,548,456
Net income	$0.55		—		$0.68

Fully diluted earnings per common share:
Weighted average number of shares outstanding	49,527,370		2,114,558		51,641,928
Net income	$0.54		—		$0.66

The accompanying Notes to the Unaudited Pro Forma Combined Consolidated Statement of Income are an integral part of the pro forma financial statements.

INTERNATIONAL BANCSHARES CORPORATION

NOTES TO THE UNAUDITED PRO FORMA COMBINED

CONSOLIDATED FINANCIAL STATEMENTS

Notes to Unaudited Pro Forma Combined Consolidated Statement of Condition

     The accompanying unaudited pro forma combined consolidated statement of condition was derived from the historical consolidated financial records of IBC and Local and should be read in conjunction with their historical consolidated financial statements.

     The following is a summary of the pro forma adjustments:

          (1) Record estimated fair market value adjustments, including write off of existing goodwill and core deposit intangibles on Local’s books, net of taxes.

          (2) Record Local’s payment of change of control contracts and outstanding stock options, net of related tax benefit.

          (3) Record transaction costs, net of related tax benefits.

          (4) Record payment to Local stockholders for 75% of their outstanding shares of Local common stock, the issuance of 2,114,558 shares of IBC common stock valued at $89,981,197 (based on an IBC common stock value of $42.5518 per share) to Local’s stockholders for the remaining 25% of their shares of Local common stock, the elimination of all of Local’s equity accounts and the recording of goodwill and core deposit intangible.

Notes to Unaudited Pro Forma Combined Consolidated Statements of Income

     The accompanying unaudited pro forma combined consolidated statements of income were derived from the historical consolidated financial records of IBC and Local and should be read in conjunction with their historical consolidated financial statements.

     The following is a summary of the pro forma adjustments:

     (1) Record interest income/expense effect during the first year after consummation of the merger of the purchase adjustments set forth below. The aggregate amount of such effects for the second through fifth years post-consummation are also set forth below.

		Years 2-5
	Year 1	(Aggregate)
	(In thousands)
Interest income — loans	$(969)	$(3,876)
Interest expense — time deposits	$(4,496)	$(4,495)

     (2) Record decline in interest income and interest expense due to the sale of securities and the payoff of the FHLB of Topeka advances shortly after consummation of the merger for the year ended December 31, 2003 and the three months ended March 31, 2004.

     (3) Record interest expense on the $276,562,000 increase in Federal Funds purchased to fund payment to Local stockholders for 75% of their outstanding shares of Local common stock for the year ended December 31, 2003 and three months ended March 31, 2004.

INTERNATIONAL BANCSHARES CORPORATION

NOTES TO THE UNAUDITED PRO FORMA COMBINED

CONSOLIDATED FINANCIAL STATEMENTS — (CONTINUED)

Notes to Unaudited Pro Forma Combined Consolidated Statements of Income — (Continued)

          (4) Record net decrease in depreciation expenses due to purchase adjustments recorded.

		Years 2-5
	Year 1	Aggregated
	(In Thousands)
Building	$253	$1,012
FF&E and Software	(884)	(2,143)

Net Adjustment	$(631)	$(1,131)

          (5) Reverse amortization of existing intangibles on Local’s books which will be written off at acquisition.

          (6) Record amortization of the estimated $42,000,000 core deposit premium. Amortization is based on an estimated deposit runoff of 15% during the first year of the estimated 10 year life.

          (7) Record income tax benefit of the pro forma adjustments using IBC’s federal income tax rate.

          (8) Weighted average shares outstanding and resulting per share information has been adjusted to reflect the 25% IBC stock dividend declared on April 1, 2004 and payable to stockholders of record on May 3, 2004.

     The above unaudited pro forma combined consolidated statements of income are based on the cash payment to Local stockholders for 75% of their outstanding shares of Local common stock and the issuance of 2,114,558 shares of IBC common stock valued at $89,981,197 for the remaining 25% of their shares of Local common stock ($42.5518 per share of IBC common stock). IBC expects that the merger will result in certain merger, integration and restructuring expenses. The pro forma income data does not reflect any anticipated merger, integration and restructuring expenses resulting from the merger. It is also anticipated that the merger will provide IBC with certain financial benefits that include reduced operating expenses. The pro forma information does not reflect any of these anticipated cost savings or benefits.